UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 8, 2018 (June 4, 2018)
Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6901 PROFESSIONAL PKWY EAST, SUITE 200, SARASOTA, FLORIDA	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601
(Registrant’s telephone number, including area code)

__________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2018, the Board of Directors of Roper Technologies, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately. The Amendment adds Article 13 and provides that unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Restated Certificate of Incorporation of the Company or the By-Laws, or (iv) any action asserting a claim governed by the internal affairs doctrine.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Shareholders on June 4, 2018 in Sarasota, Florida (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and all of the proposals passed.

Proposal 1:  Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2019 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Shellye L. Archambeau	90,991,378	486,979	3,488,299
Amy Woods Brinkley	90,939,800	538,557	3,488,299
John F. Fort III	88,936,112	2,542,245	3,488,299
Brian D. Jellison	87,940,704	3,537,653	3,488,299
Robert D. Johnson	89,176,226	2,302,131	3,488,299
Robert E. Knowling, Jr.	90,758,841	719,516	3,488,299
Wilbur J. Prezzano	88,581,552	2,896,805	3,488,299
Laura G. Thatcher	90,950,027	528,330	3,488,299
Richard F. Wallman	78,160,838	13,317,519	3,488,299
Christopher Wright	88,573,251	2,905,106	3,488,299

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
86,565,121	3,694,864	1,218,372	3,488,299

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstentions
93,460,268	1,472,378	34,010

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Roper Technologies, Inc.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: June 8, 2018	By:	/s/ John K. Stipancich
John K. Stipancich
Vice President, General Counsel and Corporate Secretary